                                                                  Exhibit 10.B

                            P. H. GLATFELTER COMPANY

                           MANAGEMENT INCENTIVE PLAN

                            OPERATING RULES FOR 1994

General
- -------

The following management incentive plan operating rules are in effect for the year 1994.
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                                                                            16

Maximum, Target, Minimum Awards by Grade
- ----------------------------------------

     The table below shows maximum, target and minimum awards as percentages of base salary midpoints for each salary grade. This table applies to all participants, in all profit centers.

                                 Award as % of Base Salary Midpoint
                                 ----------------------------------
Salary Grade    Target              Maximum               Minimum
- ------------    ------              -------               -------
     25           70                  100                   32.5
     24           65                  100                   27.5
     23           60                  100                   22.5
     22           55                  100                   17.5
     21           50                  100                   12.5
     20           45                   90                   11.25
     19           40                   80                   10.0
     18           40                   80                   10.0
     17           35                   70                    8.75
     16           35                   70                    8.75
     15           30                   60                    7.5
     14           30                   60                    7.5
     13           25                   50                    6.25
     12           25                   50                    6.25
     11           20                   40                    5.0
     10           20                   40                    5.0
      9           20                   40                    5.0

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                                                                            17

Return on Shareholders' Equity (ROSE) and Return on Capital Employed (ROCE)
- ---------------------------------------------------------------------------
Factors
- -------

    The weighted average of the ROSE and ROCE factors set forth below define the returns necessary to achieve the target awards for each profit center.


Corporate Profit Center
- -----------------------
       Year                           ROSE          Weighting Factor
       ----                           -----         ----------------
       1992 Actual                    20.3%                10%
       1993 Actual                    12.1%                30%
       1994 Budget                    10.3%                60%
                                      ----
   Weighted Avg. - Target             11.8%


Glatfelter Paper Group Profit Center
- ------------------------------------
       Year                           ROCE          Weighting Factor
       ----                           ----          ----------------
       1992 Actual                    15.8%                10%
       1993 Actual                    10.7%                30%
       1994 Budget                     9.3%                60%
                                      ----
   Weighted Avg. - Target             10.4%


Spring Grove Mill Profit Center
- ------------------------------------
       Year                           ROCE          Weighting Factor
       ----                           ----          ----------------
       1992 Actual                    13.4%                10%
       1993 Actual                     9.8%                30%
       1994 Budget                     6.8%                60%
                                      ----
   Weighted Avg. - Target              8.4%

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                                                                            18


Neenah Mill Profit Center
- ---------------------------
       Year                  ROCE                  Weighting Factor
       -----                 ----                  ----------------
       1992 Actual           26.1%                         10%
       1993 Actual           15.2%                         30%
       1994 Budget           22.4%                         60%
                             ----
   Weighted Avg. - Target    20.6%


Ecusta Mill Profit Center
- ---------------------------
       Year                  ROCE                  Weighting Factor
       ----                  ----                  ----------------
       1992 Actual           11.9%                         10%
       1993 Actual            2.7%                         30%
       1994 Budget            1.3%                         60%
                             ----
   Weighted Avg. - Target     2.8%

        The ROSE and ROCE factors set forth below define the returns necessary to achieve the maximum and minimum awards for each profit center.


Corporate Profit Center
- -----------------------
                                              ROSE
                                              ----
          Maximum                             17.65%
          Target                              11.80%
          Minimum                              7.86%


Glatfelter Paper Group Profit Center
- ------------------------------------
                                              ROCE
                                              ----
          Maximum                             14.65%
          Target                              10.40%
          Minimum                              6.85%

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                                                                            19



Spring Grove Mill Profit Center
- -------------------------------
                                              ROCE
                                              ----
          Maximum                             10.92%
          Target                               8.40%
          Minimum                              5.46%


Neenah Mill Profit Center
- -------------------------
                                              ROCE
                                              ----
          Maximum                             35.02%
          Target                              20.60%
          Minimum                             14.42%


Ecusta Mill Profit Center
- -------------------------
                                              ROCE
                                              ----
          Maximum                              4.20%
          Target                               2.80%
          Minimum                              1.29%

    For the purposes of determining the Incentive Award Factor, all rates of return will be computed to one decimal. Should the actual rate of return fall between the maximum, target or minimum values in the table, the Incentive Award Factor will vary proportionately to the interval between the actual rate of return and the maximum, target or minimum values into which it falls.
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                                                                            20

    The Incentive Award Factor for the mill profit centers will be based on the aggregate of 80% of the ROCE factor for the mill and 20% of the ROSE factor for the Company. The award factor for the Glatfelter Paper Group reflects the combination of the financial results for the Spring Grove and Neenah mills and will be based on the aggregate of 80% of the ROCE for combined mills and 20% of the ROSE for the Company.